UNITED STATES SECURITIES AND EXCHANGE COMMISSION

			 Washington, D. C. 20549






				FORM 8-K



			      CURRENT REPORT

		      PURSUANT TO SECTION 13 OR 15(d)

		   OF THE SECURITIES EXCHANGE ACT OF 1934


Date of earliest event reported:  April 16, 1999




	       Exact name of Registrant as specified in its     IRS Employer
Commission       charter, address of principal executive       Identification
File Number       offices and Registrant's phone number            Number
-----------    --------------------------------------------    --------------

1-3545                FLORIDA POWER & LIGHT COMPANY               59-0247775
			 700 Universe Boulevard
			Juno Beach, Florida 33408
			    (561) 694-4000



State or other jurisdiction of incorporation:  Florida







Item 5.  Other Events


Following is summarized financial information for Florida Power & Light
Company:

					Three months ended March 31,
					---------------------------
					     1999        1998
					    ------      ------
					      (in millions)
Operating revenues                          $1,359      $1,295
Net income                                    $108        $107
Net income available to FPL Group, Inc.       $104        $103




				  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			  Florida Power & Light Company
				  (Registrant)


Date:  April 16, 1999           K. MICHAEL DAVIS
				----------------
				K. Michael Davis
		    Vice President, Accounting, Controller and
	     Chief Accounting Officer of Florida Power & Light Company